UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2026

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH

6.30.2026

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC. (RIV)

RN

RiverNorth Opportunities Fund, Inc.	Table of Contents

Shareholder Letter	2
Performance Overview	4
Schedule of Investments	8
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets Attributable to Common Shareholders	30
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	51
Dividend Reinvestment Plan	53
Summary of Updated Information Regarding the Fund	55
Directors and Officers	88
Additional Information	91

RiverNorth Opportunities Fund, Inc.	Shareholder Letter

June 30, 2026 (Unaudited)

Dear Fellow Shareholders,

For the fiscal year ended June 30, 2026 (the “Fiscal Year”), financial markets continued to navigate a dynamic environment shaped by evolving interest rate expectations, resilient economic growth, and periodic volatility across asset classes. Equity markets generated strong returns over the period, while fixed income performance was more modest as investors balanced attractive yields against uncertainty surrounding the future path of monetary policy. Within this backdrop, closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), and other opportunistic investments continued to offer attractive opportunities for active management.

The Fund’s flexible investment mandate allowed it to allocate capital across a broad range of opportunities, including CEFs, SPACs, investment company debt, business development companies (“BDCs”), and other income-oriented securities. Throughout the year, the portfolio remained focused on identifying attractive risk-adjusted return opportunities while maintaining the flexibility to adjust exposures as market conditions evolved.

The Fund’s allocation to discounted CEFs remained an important component of the portfolio. While discount levels varied throughout the year, the CEF market continued to provide opportunities for active trading and security selection. We believe discounts in many areas of the market remain wider than justified by underlying fundamentals, creating the potential for both income generation and capital appreciation through discount narrowing over time.

SPAC investments also continued to represent a meaningful portion of the portfolio. We believe SPACs offer an attractive combination of downside protection and upside participation, particularly during the pre-merger phase when investors maintain redemption rights while retaining exposure to potential value creation through announced transactions and warrant positions. The asset class continues to provide a differentiated source of returns and liquidity within the portfolio.

Investment company debt and BDC-related securities remained attractive income-generating investments during the Fiscal Year. These securities generally provided compelling yields relative to many traditional fixed income alternatives while maintaining relatively short interest rate sensitivity. We believe this segment of the market continues to offer favorable risk-reward characteristics and remains an area where our specialized expertise can add value.

During the Fiscal Year, the Fund’s exposure to CEFs, primarily through net asset value exposure, and SPACs were the largest contributors to performance. Investment company debt and CEF discount narrowing also contributed positively during the period, while the Fund’s short hedge detracted from performance. At Fiscal Year-end, the portfolio remained broadly diversified, with allocations across CEFs, SPACs, investment company debt, cash, BDCs, stocks, and ETFs.

As of the end of the Fiscal Year, the portfolio maintained broad diversification across asset classes and investment structures, reflecting our opportunistic approach to capital allocation. We continue to emphasize investments where we believe market inefficiencies, structural complexity, or valuation dislocations provide the opportunity to generate attractive risk-adjusted returns for shareholders.

Looking ahead, we believe the opportunity set remains compelling. The closed-end fund market continues to exhibit meaningful valuation dispersion, SPACs remain an attractive source of cash-plus returns, and investment company debt continues to offer attractive income opportunities. Combined with the Fund’s flexible mandate and disciplined investment process, we believe these conditions position the Fund well to pursue its objective of delivering attractive long-term risk-adjusted returns.

2	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Shareholder Letter

June 30, 2026 (Unaudited)

We appreciate your continued confidence and investment in the Fund.

Sincerely,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgment and are subject to change.

DEFINITIONS:

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that are formed strictly to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Investment company debt (“ICD”) are non-equity securities. Notes typically obligate issuers to repay creditors the principal loan, in addition to any interest payments, at a predetermined date.

A hedge is an investment that is selected to reduce the potential for loss in other investments because its price tends to move in the opposite direction.

Annual Report | June 30, 2026	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2026 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE FISCAL YEAR?

The RiverNorth Opportunities Fund, Inc. (the “Fund”) pursues a tactical asset allocation strategy and opportunistically invests under normal circumstances in closed-end funds (“CEFs”), exchange- traded funds (“ETFs”), business development companies (“BDCs” and collectively, “Underlying Funds”) and special purpose acquisition companies (“SPACs”). In selecting CEFs, RiverNorth Capital Management, LLC (the “Adviser”) will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with CEFs. The Fund will invest in other Underlying Funds and SPACs, which are not CEFs, to gain exposure to specific asset classes when the Adviser believes CEF discount or premium spreads are not attractive or to manage overall CEF exposure in the Fund.

PERFORMANCE as of June 30, 2026

	AVERAGE ANNUAL
TOTAL RETURNS(1)	1 Year	3 Year	5 Year	10 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	9.75%	13.33%	6.59%	8.40%	8.84%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	8.27%	14.55%	4.57%	8.77%	8.18%
S&P 500® Total Return Index	22.32%	20.61%	13.41%	15.51%	14.99%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on December 24, 2015.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750 or by visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Other fees and expenses are applicable to an investment in this Fund.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2026?

During the fiscal year ended June 30, 2026, the Fund’s exposure to CEFs, primarily through net asset value exposure, and SPACs were the largest contributors to performance. Investment company debt (“ICD”) and CEF discount narrowing also contributed positively during the fiscal year. The Fund’s short hedge detracted from performance during the fiscal period.

4	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2026 (Unaudited)

HOW WAS THE RIVERNORTH OPPORTUNITIES FUND POSITIONED AT THE END OF THE FISCAL YEAR?

The Fund had 47% of its portfolio invested in CEFs at the end of the fiscal year. Additionally, the Fund had 33% in SPACs, 9% in ICD, 6% in cash, 3% in BDCs, 2% in stocks, and -1% in ETFs, respectively.

Total leverage of the portfolio at period end was 25.5%.

DEFINITIONS

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that are formed strictly to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Investment company debt (“ICD”) are non-equity securities. Notes typically obligate issuers to repay creditors the principal loan, in addition to any interest payments, at a predetermined date.

DISTRIBUTION TO COMMON STOCKHOLDERS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share as reported for the final five trading days of the preceding calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from July 1, 2025 to December 1, 2025 was $0.1277 per share and the monthly distribution amount paid from January 1, 2026 to June 30, 2026 was $0.1306 per share. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. In addition to the contributing factors referenced above, the Adviser believes that the Fund’s level distribution policy did not have a material impact on the Fund’s ability to execute on its investment strategy during the fiscal period ended June 30, 2026.

Total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2026 is 1.76% (excluding dividend expense and line of credit expense). Including dividend expense and line of credit expense, the expense ratio is 1.91%.

The Fund is a CEF and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a CEF is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal period and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Annual Report | June 30, 2026	5

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2026 (Unaudited)

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

RiverNorth Capital Management, LLC is the investment adviser to the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through June 30, 2026.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

6	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2026 (Unaudited)

TOP TEN HOLDINGS* as of June 30, 2026

% of Net Assets**
Pershing Square USA, LTD.	7.92%
Pershing Square Holdings, Ltd	6.90%
Blackrock Science and Technology Term Trust	4.55%
Blackrock Health Sciences Term Trust	3.65%
Royce Micro-Cap Trust	3.10%
Blackrock Corporate High Yield, Inc.	3.10%
Royce Value Trust, Inc.	2.95%
FS Specialty Lending Fund	2.70%
Kaye Anderson Energy Infrastructure Fund	2.65%
FS Credit Opportunities Fund	2.27%
39.79%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.
**	Percentages are based on net assets attributable to common shareholders, including securities sold short.

ASSET ALLOCATION as of June 30, 2026^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

Annual Report | June 30, 2026	7

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (57.96%)
Great Britain - 6.90%
464,951	Pershing Square Holdings, Ltd.(a)	$22,782,599

United States - 51.06%
75,000	Aberdeen India Fund, Inc.	881,250
1,197,190	BlackRock Corporate High Yield Fund, Inc.(a)	10,247,946
785,260	BlackRock Health Sciences Term Trust(a)	12,053,741
195,154	BlackRock Multi-Sector Income Trust(a)	2,443,328
532,492	BlackRock MuniHoldings Fund, Inc.(a)	6,336,655
500,000	BlackRock Science and Technology Term Trust(a)(b)	15,015,000
375,000	Calamos Long/Short Equity & Dynamic Income Trust(a)	4,905,000
432,301	Clough Global Dividend and Income Fund	2,870,479
208,843	Clough Global Equity Fund	1,800,227
868,488	Clough Global Opportunities Fund(a)	5,315,146
3	Cohen & Steers Quality Income Realty Fund, Inc.	37
976,246	Credit Suisse High Yield Credit Fund	1,737,718
25,000	Eagle Point Income Co., Inc.	251,750
104,600	First Trust High Yield Opportunities 2027 Term Fund	1,433,020
1,500,000	FS Credit Opportunities Corp.(a)	7,485,000
800,000	FS Specialty Lending Fund(a)	8,920,000
1,180,513	Gabelli Equity Trust, Inc.(a)	6,681,704
155,286	Guggenheim Strategic Opportunities Fund	1,695,723
101,167	High Income Securities Fund	553,383
631,923	Kayne Anderson Energy Infrastructure Fund(a)	8,739,495
772,606	Liberty All Star® Equity Fund(a)	4,488,841
260,000	Neuberger High Yield Strategies Fund, Inc.	1,622,400
700,006	Pershing Square USA, Ltd.	26,166,224
345,951	PIMCO Global StocksPLUS & Income Fund(a)	2,982,098
700,000	Royce Micro-Cap Trust, Inc.(a)(b)	10,248,000
527,404	Royce Value Trust, Inc.(a)(b)	9,741,152
601,124	Saba Capital Income & Opportunities Fund(a)	3,949,385
845,000	Saba Capital Income & Opportunities Fund II(a)	7,055,750
138,901	Sprott Focus Trust, Inc.	1,316,781
38,889	Tortoise Energy Infrastructure Corp.	1,667,171
		168,604,404

TOTAL CLOSED-END FUNDS - COMMON SHARES
(Cost $168,791,921)		191,387,003

Shares	Description	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (0.46%)
United States - 0.46%
140,000	Crescent Capital BDC, Inc.	1,528,800

TOTAL BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES
(Cost $1,692,806)		1,528,800

See Notes to Financial Statements.

8	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Principal Amount	Description	Rate	Maturity Date	Value (Note 2)
BUSINESS DEVELOPMENT COMPANY NOTES (1.13%)
United States - 1.13%
$1,000,000	MidCap Financial Investment Corp.	4.500%	07/16/26	$998,790
107,745	MidCap Financial Investment Corp.	8.000%	12/15/28	2,717,329
TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $3,703,684)				3,716,119

CORPORATE BONDS (11.18%)
United States - 11.18%
2,000,000	Barings BDC, Inc.	7.000%	02/15/29	2,031,932
1,000,000	Barings Private Credit Corp.	6.150%	06/11/30	977,078
5,000,000	BlackRock TCP Capital Corp.(a)	6.950%	05/30/29	4,963,432
629	Blackstone Private Credit Fund(c)	2.625%	12/15/26	622
157	Blackstone Private Credit Fund(c)	3.250%	03/15/27	155
290,000	Blackstone Secured Lending Fund(d)	2.125%	02/15/27	284,537
550,000	Blue Owl Capital Corp.	3.125%	04/13/27	541,103
428	Blue Owl Credit Income Corp.(c)	3.125%	09/23/26	426
2,492,000	Blue Owl Credit Income Corp.	3.125%	09/23/26	2,480,704
2,700,000	Blue Owl Credit Income Corp.	7.750%	09/16/27	2,758,937
3,100,000	Blue Owl Technology Finance Corp.	6.750%	04/04/29	3,115,596
2,650,000	Franklin BSP Capital Corp.	7.200%	06/15/29	2,713,677
1,000,000	FS KKR Capital Corp.	6.125%	01/15/30	974,888
4,000,000	FS KKR Capital Corp.(a)	6.875%	08/15/29	4,009,139
1,000,000	Morgan Stanley Direct Lending Fund	6.150%	05/17/29	1,010,393
3,500,000	New Mountain Finance Corp.(a)	6.875%	02/01/29	3,515,341
1,500,000	North Haven Private Income Fund LLC	5.750%	02/01/30	1,464,993
4,000,000	Oaktree Specialty Lending Corp.(a)	7.100%	02/15/29	4,080,993
2,000,000	PennantPark Investment Corp.	4.000%	11/01/26	1,985,701
TOTAL CORPORATE BONDS
(Cost $36,585,076)				36,909,647

Shares	Description	Value (Note 2)
SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS (55.60%)(e)
Canada - 0.15%
50,000	Oxley Bridge Acquisition, Ltd.	511,000

Cayman Islands - 1.23%
100,000	Activate Energy Acquisition Corp.	1,000,000
100,000	Fifth Era Acquisition Corp. I	1,042,000
100,000	Forefront Tech Holdings Acquisition Corp.	1,020,000
100,000	Pono Capital Four, Inc.	996,000
		4,058,000

See Notes to Financial Statements.

Annual Report | June 30, 2026	9

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
France - 0.30%
100,000	LaFayette Acquisition Corp.	$1,008,000

Great Britain - 0.25%
30,267	Axiom Intelligence Acquisition Corp. 1	312,961
50,000	Daedalus Special Acquisition Corp.	504,500
		817,461
Hong Kong - 0.53%
100,000	Copley Acquisition Corp.	1,043,000
65,000	YHN Acquisition I, Ltd.	707,200
		1,750,200

Japan - 0.33%
100,000	Ribbon Acquisition Corp.	1,076,000

Malaysia - 0.02%
64,922	Kairous Acquisition Corp. ltd	64,922

Mexico - 0.38%
25,296	Globa Terra Acquisition Corp.	260,801
100,000	West Enclave Merger Corp.	992,000
		1,252,801
Singapore - 1.22%
100,000	Chenghe Acquisition III Co.	1,015,000
100,000	Hall Chadwick Acquisition Corp.	1,004,000
100,000	RF Acquisition Corp. III	990,000
100,000	Westin Acquisition Corp.	1,009,000
		4,018,000
United States - 51.19%
44,016	1RT Acquisition Corp.	451,164
50,000	AA Mission Acquisition Corp. II	508,000
84,999	Abony Acquisition Corp. I	841,490
150,000	abrdn Life Sciences Investors(a)	3,001,500
100,000	Aeon Acquisition I Corp.	1,010,000
87,750	AI Infrastructure Acquisition Corp.	897,683
140,000	Aldel Financial II, Inc.	1,495,900
99,999	Alussa Energy Acquisition Corp. II	1,003,990
100,000	AmperCap Acquisition Co.	1,004,000
65,000	Andretti Acquisition Corp. II	698,750
90,000	APEX Tech Acquisition, Inc.	895,500
62,866	Apex Treasury Corp.	631,803
100,000	ARC Group Acquisition I Corp.	988,000
100,000	Archimedes Tech SPAC Partners III Co.	1,001,000
100,000	Armada Acquisition Corp. II	1,042,000
100,000	Artius II Acquisition, Inc.	1,049,000
43,675	BERTO ACQUISITION Corp.	458,151
100,000	BHAV Acquisition Corp.	993,000

See Notes to Financial Statements.

10	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	Bitcoin Infrastructure Acquisition Corp., Ltd.	$999,500
625,000	BlackRock Technology and Private Equity Term Trust(a)	5,643,750
225,753	Blue Owl Capital Corp.	2,453,935
675,000	Blue Owl Technology Finance Corp.(a)	6,986,250
100,000	Blue Water Acquisition Corp. III	1,031,000
100,000	Blue Water Acquisition Corp. IV	990,000
100,000	Blueport Acquisition, Ltd.	1,012,000
99,999	Bluerock Acquisition Corp.	997,990
93,750	Breeze Acquisition Corp. II	929,063
50,000	BTC Development Corp.	503,500
100,000	Cal Redwood Acquisition Corp.	1,030,000
315,869	Calamos Strategic Total Return Fund(a)	6,494,267
100,000	Calisa Acquisition Corp.	1,015,000
99,999	Cambridge Acquisition Corp.	990,990
6,250	Cantor Equity Partners V, Inc.	64,453
58,500	Cayson Acquisition Corp.	646,425
37,500	ChampionsGate Acquisition Corp.	390,375
100,000	Charlton Aria Acquisition Corp.	1,080,000
100,000	ClearThink 1 Acquisition Corp.	991,000
12,232	CN Healthy Food Tech Group Corp.	67,399
85,696	CO2 Energy Transition Corp.	894,666
50,000	Cohen Circle Acquisition Corp. II	515,000
75,000	Collective Acquisition Corp.	782,250
100,000	Colombier Acquisition Corp. III	1,025,000
100,000	Crane Harbor Acquisition Corp. II	1,013,000
100,000	CSLM Digital Asset Acquisition Corp. III, Ltd.	1,014,000
100,000	D Boral Acquisition I Corp.	997,000
100,000	Disciplined Growth Acquisition Corp.	1,004,000
100,000	Drugs Made In America Acquisition II Corp.	1,006,000
25,000	Dynamix Corp. III	249,750
100,000	EGH Acquisition Corp.	1,029,000
99,999	EQV Ventures Acquisition Corp. II	1,017,990
20,000	Evolution Global Acquisition Corp.	200,400
100,000	FG Imperii Acquisition Corp.	993,000
100,000	FG Merger II Corp.	1,036,000
100,000	FIGX Capital Acquisition Corp.	1,023,000
99,999	Galata Acquisition Corp. II	1,010,990
100,000	GalaxyEdge Acquisition Corp.	994,000
100,000	Gesher Acquisition Corp. II	1,043,000
100,000	GigCapital8 Corp.	1,006,890
100,000	GigCapital9 Corp.	993,000
50,000	Gores Holdings X, Inc.	521,500
35,000	Graf Global Corp.	379,750
99,995	GSR IV Acquisition Corp.	1,015,949
100,000	GSR V Acquisition Corp.	1,001,000
44,442	HCM III Acquisition Corp.	456,864

See Notes to Financial Statements.

Annual Report | June 30, 2026	11

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	Hennessy Capital Investment Corp. VII	$1,045,000
100,000	Hennessy Capital Investment Corp. VIII	993,000
75,000	Howard Hughes Holdings, Inc.(a)	5,361,750
99,999	Illumination Acquisition Corp. I	989,990
100,000	Indigo Acquisition Corp.	1,025,000
62,500	Inflection Point Acquisition Corp. III	645,625
83,334	Inflection Point Acquisition Corp.. V	875,840
100,000	Invest Green Acquisition Corp.	1,001,000
100,000	ITHAX Acquisition Corp. III	998,000
87,500	JAB Acquisition Corp. I	877,625
100,000	Jackson Acquisition Co. II	1,064,000
100,000	K&F Growth Acquisition Corp. II	1,055,000
48,888	Kensington Capital Acquisition Corp. VI	496,213
100,000	Keystone Acquisition Corp.	1,004,000
100,000	Kochav Defense Acquisition Corp.	1,037,000
100,000	Lafayette Digital Acquisition Corp. I	997,000
99,995	Lake Superior Acquisition Corp.	1,013,949
100,000	Lakeshore Acquisition III Corp.	1,041,000
50,000	Launch One Acquisition Corp.	542,000
55,000	Launch Two Acquisition Corp.	589,600
100,000	Leapfrog Acquisition Corp., Class A	999,500
99,999	Legato Merger Corp. IV	991,990
100,000	Lightwave Acquisition Corp.	1,022,000
55,008	Lionheart Holdings	597,937
100,000	M Evo Global Acquisition Corp. II	992,000
99,999	M3-Brigade Acquisition VI Corp.	1,012,990
99,999	Meshflow Acquisition Corp.	1,000,990
100,000	Mountain Crest Acquisition 6 Corp.	1,016,000
100,000	Mountain Lake Acquisition Corp. II	993,000
100,000	Muzero Acquisition Corp.	993,000
99,999	New Providence Acquisition Corp. III	1,038,070
100,000	Newbury Street II Acquisition Corp.	1,063,000
100,000	NewHold Investment Corp. III	1,089,000
100,000	NewHold Investment Corp. IV	1,025,000
100,000	NMP Acquisition Corp.	1,026,000
100,000	Oyster Enterprises II Acquisition Corp.	1,029,000
243,512	Pershing Square Tontine Holdings(f)	–
127,800	Pershing Square, Inc., Class A	4,199,508
285,935	PIMCO Dynamic Income Strategy Fund(a)	5,953,167
66,666	Pioneer Acquisition I Corp.	681,993
81,528	Plum Acquisition Corp. IV	869,088
50,000	Plutonian Acquisition Corp. II	507,000
39,999	ProCap Acquisition Corp.	411,190
100,000	Quantum Leap Acquisition Corp.	993,000
100,000	Quantumsphere Acquisition Corp.	1,022,000
100,000	Quartzsea Acquisition Corp.	1,052,000

See Notes to Financial Statements.

12	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	QuasarEdge Acquisition Corp.	$993,000
100,000	Range Capital Acquisition Corp. II	1,011,000
30,000	Renatus Tactical Acquisition Corp. I	314,400
50,000	Republic Digital Acquisition Co.	516,000
24,999	Rithm Acquisition Corp.	261,490
99,757	SC II Acquisition Corp.	1,000,563
85,000	Shreya Acquisition Group	840,650
100,000	Siddhi Acquisition Corp.	1,040,000
100,000	Silicon Valley Acquisition Corp.	1,009,000
66,667	Silver Pegasus Acquisition Corp.	684,670
24,999	Silverbox Corp. IV	270,239
100,000	Sixth Street Specialty Lending, Inc.	1,717,000
100,000	Social Commerce Partners Corp.	997,000
100,000	Solarius Capital Acquisition Corp.	1,026,000
99,999	Soren Acquisition Corp.	991,990
90,000	Soulpower Acquisition Corp.	931,500
79,998	Space Asset Acquisition Corp.	815,980
100,000	SPACSphere Acquisition Corp.	998,000
99,999	Spartacus Acquisition Corp. II	1,000,990
31,796	Spring Valley Acquisition Corp. III	326,227
33,332	Spring Valley Acquisition Corp. IV	339,320
100,000	Starlink AI Acquisition Corp.	1,011,000
50,000	Starry Sea Acquisition Corp.	512,500
100,000	Stellar V Capital Corp.	1,055,000
99,000	StoneBridge Acquisition II Corp.	1,006,830
100,000	SUMA Acquisition Corp.	989,000
100,000	Tailwind 2.0 Acquisition Corp.	1,004,000
99,999	Talon Capital Corp.	1,030,990
100,000	Texas Ventures Acquisition III Corp.	1,055,000
80,000	Thayer Ventures Acquisition Corp. II	825,600
100,000	Titan Acquisition Corp.	1,041,000
99,999	Trailblazer Acquisition Corp.	1,011,990
100,000	Translational Development Acquisition Corp.	1,069,000
100,000	Tribeca Strategic Acquisition Corp.	995,000
100,000	Twelve Seas Investment Co. III	999,000
100,000	United Acquisition Corp. I	993,500
87,500	Vendome Acquisition Corp. I	891,625
100,000	Vernal Capital Acquisition Corp.	994,000
77,040	Viking Acquisition Corp. I	787,349
99,999	Vine Hill Capital Investment Corp. II	997,990
25,000	Wen Acquisition Corp.	257,252
100,000	Willow Lane Acquisition Corp. II	1,023,000
52,742	WinVest Acquisition Corp.	661,912
100,000	X3 Acquisition Corp., Ltd.	999,000
100,000	XFLH Capital Corp.	997,000

See Notes to Financial Statements.

Annual Report | June 30, 2026	13

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	Xsolla SPAC 1	$993,000
		169,028,399
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS
(Cost $167,878,828)		183,584,783

RIGHTS (0.51%)
Cayman Islands - 0.02%
100,000	Fifth Era Acquisition Corp. I, Strike Price $0.01, Expires 12/31/2049	34,980
100,000	Pono Capital Four, Inc., Strike Price $0.01, Expires 12/31/2049	21,000
		55,980
China - 0.00%(g)
65,000	Future Vision II Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	9,418
65,000	Rising Dragon Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	4,550
		13,968
France - 0.00%(g)
100,000	LaFayette Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	11,650

Great Britain - 0.01%
66,667	Axiom Intelligence Acquisition Corp. 1, Strike Price $0.01, Expires 12/31/2049	25,087
62,670	ClimateRock, Strike Price $0.01, Expires 06/01/2027	3,760
65,632	Tavia Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	5,907
		34,754
Hong Kong - 0.01%
130,000	A SPAC III Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	10,530
100,000	BEST SPAC I Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	16,560
65,000	YHN Acquisition I, Ltd., Strike Price $0.01, Expires 01/01/2049	7,156
		34,246
Japan - 0.01%
100,000	Ribbon Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	26,000

Malaysia - 0.00%(g)
51,134	PHP Ventures Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	5,165

Mexico - 0.01%
25,296	Globa Terra Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,783

See Notes to Financial Statements.

14	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	West Enclave Merger Corp., Strike Price $0.01, Expires 12/31/2049	$18,000
		20,783
Singapore - 0.03%
50,470	A SPAC II Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,009
100,000	Columbus Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	54,990
100,000	Hall Chadwick Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	29,000
100,000	RF Acquisition Corp. III, Strike Price $0.01, Expires 12/31/2049	11,010
100,000	Westin Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	17,200
		113,209
United States - 0.42%
87,750	AI Infrastructure Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	18,428
44,669	Aimei Health Technology Co., Ltd., Strike Price $0.01, Expires 12/31/2049	10,274
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
27,690	Alpha Star Acquisition Corp., Strike Price $0.01, Expires 12/13/2026	2,218
90,000	APEX Tech Acquisition, Inc., Strike Price $0.01, Expires 12/31/2049	19,800
100,000	ARC Group Acquisition I Corp., Strike Price $0.01, Expires 12/31/2049	23,480
100,000	Artius II Acquisition, Inc., Strike Price $0.01, Expires 12/31/2049	21,000
30,110	Bayview Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,842
100,000	BHAV Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	23,000
13,188	Black Hawk Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	20,310
100,000	Blue Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	78,000
100,000	Blueport Acquisition, Ltd., Strike Price $0.01, Expires 12/31/2049	16,050
17,000	Bowen Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,828
93,750	Breeze Acquisition Corp. II, Strike Price $0.01, Expires 12/31/2049	24,375
100,000	Cal Redwood Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	23,010

See Notes to Financial Statements.

Annual Report | June 30, 2026	15

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	Calisa Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	$61,000
58,500	Cayson Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	13,911
32,760	Centurion Acquisition Corp., Strike Price $11.50, Expires 08/01/2029	7,571
37,500	ChampionsGate Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	5,115
100,000	Charlton Aria Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	8,080
100,000	ClearThink 1 Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	23,000
85,696	CO2 Energy Transition Corp., Strike Price $0.01, Expires 12/31/2049	15,425
3	Cohen & Steers Quality Income Realty Fund, Inc., Strike Price $0.01, Expires 07/16/2026	–
100,000	Crane Harbor Acquisition Corp. II, Strike Price $0.01, Expires 12/31/2049	22,480
100,000	Drugs Made In America Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	11,000
100,000	Drugs Made In America Acquisition II Corp., Strike Price $0.01, Expires 12/31/2049	8,000
40,000	DT Cloud Star Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	4,400
100,000	EGH Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	37,525
100,000	FG Merger II Corp., Strike Price $0.01, Expires 12/31/2049	90,000
57,276	Flag Ship Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	4,009
100,000	GalaxyEdge Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	16,600
100,000	GigCapital8 Corp., Strike Price $0.01, Expires 12/31/2049	26,000
100,000	GigCapital9 Corp., Strike Price $0.01, Expires 12/31/2049	26,000
14,285	GSR IV Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	34,427
100,000	Hennessy Capital Investment Corp. VII, Strike Price $0.01, Expires 01/01/2049	38,900
100,000	Hennessy Capital Investment Corp. VIII, Strike Price $0.01, Expires 12/31/2049	16,100
64,668	Horizon Space Acquisition I Corp., Strike Price $0.01, Expires 12/31/2049	2,011
33,524	IB Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,855
100,000	Indigo Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	13,990
62,500	Inflection Point Acquisition Corp. III, Strike Price $0.01, Expires 12/31/2049	28,125

See Notes to Financial Statements.

16	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
83,334	Inflection Point Acquisition Corp.. V, Strike Price $0.01, Expires 12/31/2049	$57,501
100,000	Invest Green Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	18,010
100,000	Jackson Acquisition Co. II, Strike Price $0.01, Expires 12/31/2049	14,020
100,000	K&F Growth Acquisition Corp. II, Strike Price $0.01, Expires 01/01/2049	12,520
100,000	Kochav Defense Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	20,200
14,285	Lake Superior Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	14,999
100,000	Lakeshore Acquisition III Corp., Strike Price $0.01, Expires 12/31/2049	20,000
29,014	Melar Acquisition Corp. I, Strike Price $11.50, Expires 06/01/2031	3,801
67,514	Mountain Crest Acquisition Corp. V, Strike Price $0.01, Expires 12/31/2049	6,751
100,000	NMP Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	16,110
35,695	OneMedNet Corp., Strike Price $11.50, Expires 12/31/2028	1,292
100,000	Oyster Enterprises II Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	12,010
90,000	Pantages Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	18,387
100,000	Quantumsphere Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	19,900
100,000	Quartzsea Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	22,000
100,000	QuasarEdge Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	25,005
3,246	Quetta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,272
88,836	Range Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	24,874
99,757	SC II Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	18,565
85,000	Shreya Acquisition Group, Strike Price $0.01, Expires 12/31/2049	15,300
100,000	Siddhi Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	24,200
66,667	Silver Pegasus Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	16,667
100,000	Sizzle Acquisition Corp. II, Strike Price $0.01, Expires 12/31/2049	16,250
90,000	Soulpower Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	10,494

See Notes to Financial Statements.

Annual Report | June 30, 2026	17

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
100,000	SPACSphere Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	$15,000
50,000	Starry Sea Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	8,253
99,000	StoneBridge Acquisition II Corp., Strike Price $0.01, Expires 12/31/2049	15,840
100,000	SUMA Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	28,000
100,000	Tailwind 2.0 Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	12,510
80,000	Thayer Ventures Acquisition Corp. II, Strike Price $0.01, Expires 12/31/2049	15,208
100,000	Twelve Seas Investment Co. III, Strike Price $0.01, Expires 12/31/2049	18,000
62,500	UY Scuti Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	10,625
100,000	Vernal Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	19,600
52,742	WinVest Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	7,442
100,000	XFLH Capital Corp., Strike Price $0.01, Expires 12/31/2049	8,940
60,341	Yotta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	6,034
		1,380,719
TOTAL RIGHTS
(Cost $1,671,779)		1,696,474

WARRANTS (0.56%)
Canada - 0.00%(g)
53,236	Borealis Foods, Inc., Strike Price $11.50, Expires 02/09/2029	2,499
25,000	Oxley Bridge Acquisition, Ltd., Strike Price $11.50, Expires 08/15/2030	5,414
		7,913
Cayman Islands - 0.01%
50,000	Activate Energy Acquisition Corp., Strike Price $11.50, Expires 01/26/2031	16,490
25,071	Healthcare AI Acquisition Corp., Strike Price $11.50, Expires 12/14/2026	331
24,100	Namib Minerals, Strike Price $11.50, Expires 06/05/2030	5,302
32,014	Nvni Group, Ltd., Strike Price $11.50, Expires 11/01/2028	954
57,401	TNL Mediagene, Strike Price $230.00, Expires 12/05/2029	212
		23,289
China - 0.00%(g)
16,125	MicroAlgo, Inc., Strike Price $11.50, Expires 12/31/2027	10
24,010	Scage Future, Strike Price $11.50, Expires 06/27/2030	984

See Notes to Financial Statements.

18	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
52,566	Youlife Group, Inc., Strike Price $11.50, Expires 07/10/2030	$6,308
		7,302
Germany - 0.00%(g)
19,034	Heramba Electric PLC, Strike Price $11.50, Expires 10/10/2028	109

Great Britain - 0.00%(g)
31,335	ClimateRock, Strike Price $11.50, Expires 06/01/2027	1,567
12,500	Daedalus Special Acquisition Corp., Strike Price $11.50, Expires 09/17/2030	6,500
14,153	Zapp Electric Vehicles Group, Ltd., Strike Price $11.50, Expires 03/03/2028	35
		8,102
Hong Kong - 0.00%(g)
50,000	Copley Acquisition Corp., Strike Price $11.50, Expires 05/23/2030	4,285
20,306	MultiMetaVerse Holdings, Ltd., Strike Price $11.50, Expires 03/15/2027	33
36,015	NewGenIvf Group, Ltd., Strike Price $11.50, Expires 06/26/2028	1,080
		5,398
Indonesia - 0.00%(g)
26,628	Polibeli Group, Ltd., Strike Price $11.50, Expires 06/23/2030	2,484

Ireland - 0.00%(g)
51,043	SMX Security Matters PLC, Strike Price $11.50, Expires 03/07/2028	1,103

Israel - 0.00%(g)
55,368	Holdco Nuvo Group DG, Ltd., Strike Price $11.50, Expires 05/01/2029	28
44,569	Hub Cyber Security, Ltd., Strike Price $172.50, Expires 02/27/2028	735
77,424	Spree Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 12/22/2028	8
		771
Jersey - 0.01%
32,300	CoinShares PLC, Strike Price $11.50, Expires 03/31/2031	24,064

Malaysia - 0.00%(g)
65,531	Alps Group, Inc., Strike Price $11.50, Expires 10/31/2030	164
25,567	PHP Ventures Acquisition Corp., Strike Price $11.50, Expires 08/16/2028	1,127
		1,291

See Notes to Financial Statements.

Annual Report | June 30, 2026	19

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
Mexico - 0.00%(g)
18,972	Globa Terra Acquisition Corp., Strike Price $11.50, Expires 04/17/2030	$1,708

Singapore - 0.00%(g)
25,235	A SPAC II Acquisition Corp., Strike Price $11.50, Expires 05/03/2027	252
50,000	Chenghe Acquisition III Co., Strike Price $11.50, Expires 08/15/2031	10,250
54,501	Euda Health Holdings, Ltd., Strike Price $11.50, Expires 09/24/2026	1,303
64,612	GCL Global Holdings, Ltd., Strike Price $11.50, Expires 02/13/2030	1,415
19,616	Helport AI, Ltd., Strike Price $11.50, Expires 08/05/2029	500
53,773	OIO Group, Strike Price $11.50, Expires 04/13/2028	3,764
25,712	RF Acquisition Corp. II, Strike Price $0.01, Expires 01/01/2049	2,571
		20,055
Sweden - 0.01%
33,437	Einride AB, Strike Price $11.50, Expires 06/09/2031	20,062

Switzerland - 0.00%(g)
43,768	Genesis Growth Tech Acquisition Corp., Strike Price $11.50, Expires 05/19/2028	4
25,000	Veraxa Biotech Holding AG, Strike Price $11.50, Expires 06/08/2031	2,758
		2,762
United States - 0.53%
11,004	1RT Acquisition Corp., Strike Price $11.50, Expires 10/31/2031	5,601
3,022	26 Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	20
25,000	AA Mission Acquisition Corp. II, Strike Price $11.50, Expires 09/09/2031	5,500
28,333	Abony Acquisition Corp. I, Strike Price $11.50, Expires 12/31/2027	13,600
70,000	Aldel Financial II, Inc., Strike Price $11.50, Expires 10/10/2029	20,972
31,974	AleAnna, Inc., Strike Price $11.50, Expires 12/13/2029	9,906
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
27,690	Alpha Star Acquisition Corp., Strike Price $11.50, Expires 12/13/2026	1,384
11,896	AltEnergy Acquisition Corp., Strike Price $11.50, Expires 11/02/2028	1,428
33,333	Alussa Energy Acquisition Corp. II, Strike Price $11.50, Expires 10/04/2026	13,317

See Notes to Financial Statements.

20	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
32,500	Andretti Acquisition Corp. II, Strike Price $11.50, Expires 10/24/2029	$6,825
31,433	Apex Treasury Corp., Strike Price $11.50, Expires 11/17/2030	9,430
100,000	ARC Group Acquisition I Corp., Strike Price $11.50, Expires 05/28/2031	11,250
45,000	Archimedes Tech SPAC Partners II Co., Strike Price $11.50, Expires 04/02/2030	98,545
25,000	Archimedes Tech SPAC Partners III Co., Strike Price $11.50, Expires 01/22/2031	18,750
50,000	Armada Acquisition Corp. II, Strike Price $11.50, Expires 05/20/2030	42,500
30,397	AtlasClear Holdings, Inc., Strike Price $690.00, Expires 10/25/2028	456
81,786	Beneficient, Strike Price $11.50, Expires 06/07/2028	883
21,875	BERTO ACQUISITION Corp., Strike Price $11.50, Expires 04/28/2030	15,582
50,000	Bitcoin Infrastructure Acquisition Corp., Ltd., Strike Price $11.50, Expires 12/01/2030	15,820
50,000	Blue Water Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2026	19,000
50,000	Blue Water Acquisition Corp. IV, Strike Price $11.50, Expires 12/10/2030	17,000
33,333	Bluerock Acquisition Corp., Strike Price $11.50, Expires 11/06/2030	15,000
12,500	BTC Development Corp., Strike Price $11.50, Expires 08/19/2030	4,404
23,792	Cactus Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 10/29/2026	714
33,333	Cambridge Acquisition Corp., Strike Price $11.50, Expires 12/19/2030	10,000
51,016	CDT Equity, Inc., Strike Price $11.50, Expires 02/03/2027	837
61,161	CN Healthy Food Tech Group Corp., Strike Price $11.50, Expires 02/16/2029	5,504
85,696	CO2 Energy Transition Corp., Strike Price $11.50, Expires 08/17/2028	10,532
12,500	Cohen Circle Acquisition Corp. II, Strike Price $11.50, Expires 05/23/2030	8,876
56,250	Collective Acquisition Corp., Strike Price $11.50, Expires 06/12/2030	21,937
12,500	Colombier Acquisition Corp. III, Strike Price $11.50, Expires 03/25/2031	10,000
15,030	Concord Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	150
50,000	CSLM Digital Asset Acquisition Corp. III, Ltd., Strike Price $11.50, Expires 09/19/2030	10,055

See Notes to Financial Statements.

Annual Report | June 30, 2026	21

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
50,000	D Boral Acquisition I Corp., Strike Price $11.50, Expires 11/18/2030	$19,000
25,013	Digital Asset Acquisition Corp., Strike Price $11.50, Expires 03/17/2030	12,006
72,474	DIH Holdings US, Inc., Strike Price $11.50, Expires 02/07/2028	–
50,000	Dynamix Corp., Strike Price $11.50, Expires 12/06/2029	8,000
12,500	Dynamix Corp. III, Strike Price $11.50, Expires 11/19/2030	3,440
33,333	EQV Ventures Acquisition Corp. II, Strike Price $11.50, Expires 06/30/2031	13,250
17,137	Everest Consolidator Acquisition Corp., Strike Price $11.50, Expires 07/19/2028	5
10,000	Evolution Global Acquisition Corp., Strike Price $11.50, Expires 11/07/2030	3,950
50,000	Fact II Acquisition Corp., Strike Price $11.50, Expires 12/20/2029	30,000
8,200	Factorial Energy, Inc., Strike Price $11.50, Expires 06/04/2031	11,152
50,000	FG Imperii Acquisition Corp., Strike Price $11.50, Expires 12/23/2030	12,490
50,000	FIGX Capital Acquisition Corp., Strike Price $11.50, Expires 06/26/2030	14,000
30,880	FutureTech II Acquisition Corp., Strike Price $11.50, Expires 02/16/2027	19
33,333	Galata Acquisition Corp. II, Strike Price $11.50, Expires 09/18/2030	13,000
50,000	Gesher Acquisition Corp. II, Strike Price $11.50, Expires 03/12/2030	14,375
9,479	Global Gas Corp., Strike Price $11.50, Expires 10/29/2027	28
12,500	Gores Holdings X, Inc., Strike Price $11.50, Expires 06/20/2031	9,250
29,434	GP-Act III Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	5,592
17,500	Graf Global Corp., Strike Price $11.50, Expires 08/07/2029	6,650
50,000	Hadron Energy, Inc., Strike Price $11.50, Expires 09/11/2029	8,080
14,814	HCM III Acquisition Corp., Strike Price $11.50, Expires 07/31/2030	9,629
64,668	Horizon Space Acquisition I Corp., Strike Price $11.50, Expires 01/26/2028	2,904
33,333	Illumination Acquisition Corp. I, Strike Price $11.50, Expires 12/29/2030	16,000
43,768	Integrated Wellness Acquisition Corp., Strike Price $11.50, Expires 10/31/2028	1,794
1,067	InterPrivate III Financial Partners, Inc., Strike Price $11.50, Expires 12/31/2027	11
50,000	ITHAX Acquisition Corp. III, Strike Price $11.50, Expires 01/16/2032	12,000

See Notes to Financial Statements.

22	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
16,682	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	$667
12,222	Kensington Capital Acquisition Corp. VI, Strike Price $11.50, Expires 02/10/2031	14,055
54,641	KIDZ AI, Inc., Strike Price $11.50, Expires 04/07/2030	688
25,000	Lafayette Digital Acquisition Corp. I, Strike Price $11.50, Expires 02/03/2031	8,500
25,000	Launch One Acquisition Corp., Strike Price $11.50, Expires 08/29/2029	4,753
27,500	Launch Two Acquisition Corp., Strike Price $11.50, Expires 11/26/2029	9,490
50,000	Leapfrog Acquisition Corp., Strike Price $11.50, Expires 01/26/2031	18,000
33,333	Legato Merger Corp. IV, Strike Price $11.50, Expires 03/16/2031	13,863
50,000	Lightwave Acquisition Corp., Strike Price $11.50, Expires 06/24/2030	14,765
27,504	Lionheart Holdings, Strike Price $11.50, Expires 08/09/2029	10,176
50,000	M Evo Global Acquisition Corp. II, Strike Price $11.50, Expires 02/19/2031	19,800
32,500	M3-Brigade Acquisition V Corp., Strike Price $11.50, Expires 09/23/2030	12,025
33,333	M3-Brigade Acquisition VI Corp., Strike Price $11.50, Expires 08/05/2030	13,333
7,755	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2
33,333	Meshflow Acquisition Corp., Strike Price $11.50, Expires 09/16/2030	10,000
50,000	Mountain Lake Acquisition Corp. II, Strike Price $11.50, Expires 12/29/2030	13,505
50,000	Muzero Acquisition Corp., Strike Price $11.50, Expires 12/10/2030	15,200
19,815	Nature’s Miracle Holding, Inc., Strike Price $11.50, Expires 03/12/2029	189
33,333	New Providence Acquisition Corp. III, Strike Price $11.50, Expires 04/24/2030	9,333
21,081	Newbury Street Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2
50,000	Newbury Street II Acquisition Corp., Strike Price $11.50, Expires 12/27/2029	12,370
50,000	NewHold Investment Corp. III, Strike Price $11.50, Expires 04/17/2030	104,500
54,328	OSR Health, Inc., Strike Price $11.50, Expires 02/14/2030	2,879
1,733	Peak Bio, Inc., Strike Price $11.50, Expires 12/31/2027	1
60,878	PERSHING SQUARE SPARC HOLDINGS, Strike Price $0.01, Expires 12/31/2049(f)	–

See Notes to Financial Statements.

Annual Report | June 30, 2026	23

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
33,333	Pioneer Acquisition I Corp., Strike Price $11.50, Expires 06/17/2030	$7,190
43,750	Plum Acquisition Corp. IV, Strike Price $11.50, Expires 01/30/2030	19,688
18,666	Presidio Production Co., Strike Price $11.50, Expires 07/01/2031	25,759
35,388	Presto Automation, Inc., Strike Price $11.50, Expires 09/21/2027	–
13,333	ProCap Acquisition Corp., Strike Price $11.50, Expires 05/13/2030	4,268
25,000	Procap Financial, Inc., Strike Price $11.50, Expires 12/31/2030	5,497
8,612	PYXIS ONCOLOGY INC WTS, Strike Price $0.01, Expires 07/29/2027	225
100,000	Quantum Leap Acquisition Corp., Strike Price $11.50, Expires 06/05/2031	13,000
50,000	Range Capital Acquisition Corp. II, Strike Price $11.50, Expires 09/16/2030	17,000
37,808	Relativity Acquisition Corp., Strike Price $11.50, Expires 02/11/2027	1,781
15,000	Renatus Tactical Acquisition Corp. I, Strike Price $11.50, Expires 06/05/2030	11,400
25,000	Republic Digital Acquisition Co., Strike Price $11.50, Expires 06/01/2030	10,000
8,333	Rithm Acquisition Corp., Strike Price $11.50, Expires 04/11/2030	5,500
50,000	Roman DBDR Acquisition Corp. II, Strike Price $11.50, Expires 02/03/2030	12,300
85,000	Shreya Acquisition Group, Strike Price $11.50, Expires 05/07/2031	4,675
50,000	Silicon Valley Acquisition Corp., Strike Price $11.50, Expires 09/18/2031	37,000
8,333	Silverbox Corp. IV, Strike Price $11.50, Expires 09/24/2029	1,333
25,000	SIM Acquisition Corp. I, Strike Price $11.50, Expires 08/28/2029	6,300
50,000	Social Commerce Partners Corp., Strike Price $11.50, Expires 12/23/2030	22,115
50,000	Solarius Capital Acquisition Corp., Strike Price $11.50, Expires 07/16/2030	14,500
33,333	Soren Acquisition Corp., Strike Price $11.50, Expires 02/27/2032	9,600
11,802	Southland Holdings, Inc., Strike Price $11.50, Expires 09/01/2026	301
26,666	Space Asset Acquisition Corp., Strike Price $11.50, Expires 03/31/2033	23,999

See Notes to Financial Statements.

24	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
50,000	SPACSphere Acquisition Corp., Strike Price $11.50, Expires 02/05/2031	$6,110
33,333	Spartacus Acquisition Corp. II, Strike Price $11.50, Expires 12/13/2031	18,003
33,333	Spring Valley Acquisition Corp. III, Strike Price $11.50, Expires 09/30/2030	59,166
8,333	Spring Valley Acquisition Corp. IV, Strike Price $11.50, Expires 01/30/2031	8,134
50,000	Stellar V Capital Corp., Strike Price $11.50, Expires 03/24/2030	17,195
33,333	Talon Capital Corp., Strike Price $11.50, Expires 09/05/2030	23,666
50,000	Teamshares, Inc., Strike Price $11.50, Expires 04/17/2030	74,000
50,000	Texas Ventures Acquisition III Corp., Strike Price $11.50, Expires 05/15/2031	26,510
50,000	Titan Acquisition Corp., Strike Price $11.50, Expires 06/02/2030	35,725
33,333	Trailblazer Acquisition Corp., Strike Price $11.50, Expires 07/24/2030	13,333
50,000	Translational Development Acquisition Corp., Strike Price $11.50, Expires 02/13/2030	71,250
28,984	Triller Group, Inc., Strike Price $11.50, Expires 03/15/2027	1,835
39,252	Uinta Infrastructure Group Corp., Strike Price $11.50, Expires 01/09/2031	22,766
25,000	United Acquisition Corp. I, Strike Price $11.50, Expires 12/19/2030	31,000
43,750	Vendome Acquisition Corp. I, Strike Price $11.50, Expires 07/03/2027	13,125
33,333	Viking Acquisition Corp. I, Strike Price $11.51, Expires 11/03/2030	30,000
33,333	Vine Hill Capital Investment Corp. II, Strike Price $11.50, Expires 12/16/2030	15,667
34,072	Volato Group, Inc., Strike Price $11.50, Expires 12/03/2028	818
12,500	Wen Acquisition Corp., Strike Price $11.50, Expires 05/15/2031	4,429
25,000	Willow Lane Acquisition Corp. II, Strike Price $11.50, Expires 02/13/2031	22,250
52,742	WinVest Acquisition Corp., Strike Price $11.50, Expires 08/09/2026	1,055
50,000	X3 Acquisition Corp., Ltd., Strike Price $11.50, Expires 03/17/2032	13,525
50,000	Xsolla SPAC 1, Strike Price $11.50, Expires 10/21/2030	11,960
60,341	Yotta Acquisition Corp., Strike Price $11.50, Expires 03/15/2027	6

See Notes to Financial Statements.

Annual Report | June 30, 2026	25

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

Shares	Description	Value (Note 2)
48,471	ZyVersa Therapeutics, Inc., Strike Price $11.50, Expires 12/20/2026	$3,393
		1,738,851
TOTAL WARRANTS
(Cost $1,701,822)		1,865,264

Shares	Description	7-Day Yield	Value (Note 2)
SHORT-TERM INVESTMENTS (6.06%)
United States - 6.06%
20,012,721	State Street Institutional Treasury Money Market Fund Premier Class	3.590%	20,012,721

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,012,721)			20,012,721

TOTAL INVESTMENTS (133.46%)
(Cost $402,038,637)			$440,700,811

Series A Cumulative Perpetual Preferred Shares (-29.59%)			(97,750,000)
Liabilities in Excess of Other Assets (-3.87%)(h)			(12,747,863)
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)			$330,202,948

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)
COMMON STOCK (-0.65%)
Brookfield Corp.	(25,000)	$(1,064,750)
Micron Technology	(168)	(193,921)
Restaurant Brands International, Inc.	(10,000)	(725,100)
Fabrinet	(268)	(150,637)

TOTAL COMMON STOCK		(2,134,408)
(Proceeds $2,210,925)

EXCHANGE TRADED FUNDS - COMMON SHARES (-1.22%)
SPDR Blackstone Senior Loan ETF	(100,000)	(4,029,000)

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES		(4,029,000)
(Proceeds $4,064,904)

TOTAL SECURITIES SOLD SHORT
(Proceeds $6,275,829)		$(6,163,408)

See Notes to Financial Statements.

26	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Schedule of Investments	June 30, 2026

(a)	All or a portion of the security is pledged as collateral for any loan payable. As of June 30, 2026, the aggregate value of those securities was $53,415,716 representing 16.18% of net assets.
(b)	All or a portion of the security is pledged as collateral for securities sold short. As of June 30, 2026, the aggregate value of those securities was $12,628,000 representing 3.82% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2026, the market value of those Rule 144A securities held by the Fund was $1,203 representing 0.00% of the Fund’s net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, as amended, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, as amended, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Directors (the “Board”). As of June 30, 2026, the aggregate fair value of those securities was $284,537 representing 0.09% of net assets.
(e)	Non-income producing security.
(f)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(g)	Less than 0.005%.
(h)	Includes cash in the amount of $5,606,522 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

Annual Report | June 30, 2026	27

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	June 30, 2026

ASSETS:
Investments in securities:
At cost	$402,038,637
At value	$440,700,811
Cash	1,492,659
Deposit with broker for securities sold short	5,606,522
Foreign currency, at value (Cost $1,304)	1,360
Receivable for investments sold	2,099,123
Interest receivable	648,962
Dividends receivable	576,678
Deferred offering costs (Note 8)	363,832
Total Assets	451,489,947

LIABILITIES:
Securities sold short (Proceeds $6,275,829)	6,163,408
Dividend payable - Series A Cumulative Perpetual Preferred Shares	733,125
Dividend payable	6,500
Loan payable (Note 4)	15,000,000
Payable for credit agreement fees	64,446
Payable for investments purchased	1,084,757
Payable to adviser	473,895
Payable for professional fees	10,868
Total Liabilities	23,536,999
Series A Cumulative Perpetual Preferred Shares, $0.0001 par value per share, 3,910,000 of shares authorized
Series A Cumulative Perpetual Preferred Shares (6.00%, $25.00 liquidation value per share, 3,910,000 shares issued and outstanding)	$97,750,000
Net Assets Attributable to Common Shareholders	$330,202,948

NET ASSETS CONSIST OF:
Paid-in capital	$310,829,258
Total distributable earnings/(accumulated deficit)	19,373,690
Net Assets Attributable to Common Shareholders	$330,202,948

PRICING OF SHARES:
Net Assets Attributable to Common Shareholders	$330,202,948
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	27,371,263
Net Asset Value Per Share Attributable to Common Shareholders	$12.06

See Notes to Financial Statements.

28	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2026

INVESTMENT INCOME:
Dividends	$11,879,022
Interest	3,368,566
Total Investment Income	15,247,588

EXPENSES:
Investment advisory fees	5,486,671
Credit agreement fees	315,146
Dividend and interest expense - short sales	173,119
Legal fees	132,272
Total Expenses	6,107,208
Net Investment Income	9,140,380

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	23,413,814
Securities sold short	(1,474,295)
Written options	73,323
Long-term capital gains from other investment companies	4,290,339
Net realized gain	26,303,181
Net change in unrealized appreciation/depreciation on:
Investments	1,045,006
Securities sold short	691,789
Translation of assets and liabilities denominated in foreign currencies	(42)
Net change in unrealized appreciation/depreciation	1,736,753
Net Realized and Unrealized Gain on Investments	28,039,934
Dividends to Series A Cumulative Perpetual Preferred Shares	$(5,865,000)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$31,315,314

See Notes to Financial Statements.

Annual Report | June 30, 2026	29

RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the Year Ended June 30, 2026	For the Year Ended June 30, 2025
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS FROM
Net investment income	$9,140,380	$11,302,168
Net realized gain	22,012,842	24,937,015
Long-term capital gains from other investment companies	4,290,339	1,106,584
Net change in unrealized appreciation/depreciation	1,736,753	(1,819,037)
Net increase in net assets resulting from operations	37,180,314	35,526,730
Distributions to Series A Cumulative Perpetual Preferred Shareholders	(5,865,000)	(5,865,000)
Net increase in net assets attributable to common shareholders resulting from operations	31,315,314	29,661,730

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(32,291,322)	(16,641,715)
From return of capital	(7,868,749)	(16,407,101)
Net decrease in net assets from distributions to common shareholders	(40,160,071)	(33,048,816)

COMMON SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	70,373,298	–
Dividend Reinvestment	–	242,804
Net increase in net assets attributable to common shareholders from capital share transactions	70,373,298	242,804

Net Increase/(Decrease) in Net Assets attributable to common shareholders	61,528,541	(3,144,282)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	268,674,407	271,818,689
End of year	$330,202,948	$268,674,407

OTHER INFORMATION:
Common Share Transactions:
Common Shares outstanding - beginning of year	21,472,248	21,453,174
Common Shares issued in connection with public offering	5,899,015	–
Common Shares issued as reinvestment of dividends	–	19,074
Common Shares outstanding - end of year	27,371,263	21,472,248

See Notes to Financial Statements.

30	www.rivernorth.com

Intentionally Left Blank

RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

Net asset value - beginning of year
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income(b)
Total distributions to preferred shareholders
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total common share transactions
Preferred Share issuance and offering costs charged to paid-in capital
Total preferred share transactions
Net increase/(decrease) in net asset value
Net asset value - end of year
Market price - end of year
Total Return - Net Asset Value(g)
Total Return - Market Price(g)
Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including dividend expense on short sales and line of credit expense)(i)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Ratios to Average Net Assets (excluding dividend expense on short sales and line of credit expense)(i)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Loan Payable (in thousands)
Asset Coverage Per $1,000 of loan payable(k)
Cumulative Perpetual Preferred Stock (in thousands)
Asset coverage per share of Cumulative Perpetual Preferred Stock(l)

Involuntary liquidating preference per share of Series A Cumulative Perpetual Preferred Stock
Average market value per share of Series A Cumulative Preferred Stock

See Notes to Financial Statements.

32	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

For the Year Ended June 30, 2026		For the Year Ended June 30, 2025	For the Period Ended June 30, 2024(a)		For the Year Ended July 31, 2023		For the Year Ended July 31, 2022		For the Year Ended July 31, 2021
$12.51		$12.67	$12.31		$13.60		$17.02		$14.89

0.36		0.53	0.51		0.62		0.18		0.31
1.19		1.12	1.51		0.22		(0.85)		4.03
1.55		1.65	2.02		0.84		(0.67)		4.34

(0.54)		(0.55)	(0.70)		(0.52)		(0.70)		(0.72)
(0.71)		(0.22)	–		–		(0.24)		(1.37)
(0.30)		(0.77)	(0.71)		(1.22)		(1.34)		–
(1.55)		(1.54)	(1.41)		(1.74)		(2.28)		(2.09)

(0.23)		(0.27)	(0.25)		(0.28)		(0.10)		–
(0.23)		(0.27)	(0.25)		(0.28)		(0.10)		–

(0.21	)(c)	–	–		(0.10	)(d)	(0.13	)(e)	(0.08	)(f)
(0.01)		–	–		(0.01)		(0.02)		(0.04)
(0.22)		–	–		(0.11)		(0.15)		(0.12)
–		–	–		–		(0.22)		–
–		–	–		–		(0.22)		–
(0.45)		(0.16)	0.36		(1.29)		(3.42)		2.13
$12.06		$12.51	$12.67		$12.31		$13.60		$17.02
$11.66		$12.26	$12.25		$11.49		$14.60		$18.21
9.75%		11.88%	16.39	%(h)	4.41%		(7.41%)		30.09%
8.27%		13.40%	20.56	%(h)	(9.22%)		(7.10%)		39.94%

$330,203		$268,674	$271,819		$264,150		$248,690		$211,711

1.91%		2.07%	2.12	%(j)	2.29%		1.91%		1.91%
2.86%		4.23%	4.57	%(j)	4.93%		1.18%		1.87%

1.76%		1.87%	1.86	%(j)	1.91%		1.58%		1.45%
3.01%		4.43%	4.83	%(j)	5.31%		1.51%		2.33%
85%		58%	49	%(h)	73%		119%		190%
$15,000		–	–		–		–		–
23,018		–	–		–		–		–
$97,750		$97,750	$97,750		$97,750		$97,750		–
109		94	95		93		89		–

$25.00		$25.00	$25.00		$25.00		$25.00		–
$23.02		$23.45	$23.04		$23.40		$24.41		–

See Notes to Financial Statements.

Annual Report | June 30, 2026	33

RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

(a)	Effective May 15, 2024, the Board approved changing the fiscal year-end of the Fund from July 31 to June 30.
(b)	Calculated using average common shares throughout the period.
(c)	Represents the impact of the Fund’s right offering of 5,899,015 common shares in October 2025 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(d)	Represents the impact of the Fund’s rights offering of 2,752,078 common shares in November 2022 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(e)	Represents the impact of the Fund’s rights offering of 4,373,407 common shares in November 2021 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(f)	Represents the impact of the Fund’s rights offering of 575,706 common shares in November 2020 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(g)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on Market Price does not reflect any sales load paid by investors. Periods less than one year are not annualized.
(h)	Not annualized.
(i)	The ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments. The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.
(j)	Annualized.
(k)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Loan Payable) from the Fund’s total assets and dividing by the principal amount of the Loan Payable and then multiplying by $1,000.
(l)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund’s total assets, less all liabilities and indebtedness not represented by the Fund’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

See Notes to Financial Statements.

34	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) was organized as a Maryland corporation on September 9, 2010. The Fund commenced operations on December 24, 2015, and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

On May 15, 2024, the Board of Directors of the Fund (the “Board” and the members thereof, “Directors”) approved a change in the Fund’s fiscal year from July 31 to June 30.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Articles of Amendment and Restatement permit the Board of Directors to authorize and issue 37,500,000 shares of common stock with $0.0001 par value per share, 3,910,000 of which have been reclassified as Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”). The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the Board and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s investment objective is total return consisting of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2026.

The Fund invests in Underlying Funds, each of which has its own investment risks. Those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Annual Report | June 30, 2026	35

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market quotation is unavailable, a security may be valued at its estimated fair value as described in Note 3.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discounts and amortization of premiums calculated using yield to maturity, is accrued and recorded as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended June 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1277 per common share for the period from July 1, 2025 to December 31, 2025, and $0.1306 per common share for the period from January 1, 2026 to June 30, 2026.

36	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Return Of Capital Distributions: At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.

Preferred Stock: In accordance with ASC 480-10-25, the Fund’s Series A Preferred Stock has been classified as equity on the Statement of Assets and Liabilities. Refer to “Note 7. Cumulative Perpetual Preferred Stock” for further details.

Other: Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Annual Report | June 30, 2026	37

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee to make all fair valuation determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight.

Equity securities, including closed-end funds, exchange-traded funds, business development companies, rights, and warrants, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds, and business development company notes are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

38	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Annual Report | June 30, 2026	39

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Closed-End Funds – Common Shares	$191,387,003	$–	$–		$191,387,003
Business Development Companies - Common Shares	1,528,800	–	–		1,528,800
Business Development Company Notes	2,717,329	998,790	–		3,716,119
Corporate Bonds	–	36,909,647	–		36,909,647
Special Purpose Acquisition Companies - Common Shares/Units	176,224,775	7,360,008	–	(1)	183,584,783
Rights	1,149,742	546,732	–		1,696,474
Warrants	1,397,291	467,973	–	(1)	1,865,264
Short-Term Investments	20,012,721	–	–		20,012,721
Total	$394,417,661	$46,283,150	$–		$440,700,811
Other Financial Instruments
Liabilities:
Securities Sold Short Common Stock	$(2,134,408)	$–	$–		$(2,134,408)
Exchange Traded Funds - Common Shares	(4,029,000)	$–	–		(4,029,000)
Total	$(6,163,408)	$–	$–		$(6,163,408)

(1)	Includes a security valued at zero.

For the year ended June 30, 2026, there were no significant transfers into/out of Level 3.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. Until the security is replaced, the Fund is required to pay the lender amounts equal to the dividend or interest that accrue during the period which is recorded as an expense on the Statement of Operations. A Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A Fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of other income on the Statement of Operations. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

40	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Special Purpose Acquisition Company Risk: The Fund may invest in SPACs SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs are generally publicly traded companies that raise funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Accordingly, any rights or warrants issued by the SPAC will expire worthless. Certain private investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

Private Debt Risk: The Fund may invest in notes issued by private funds (“private debt”). Private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for private debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Annual Report | June 30, 2026	41

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

During the year ended June 30, 2026, the Fund invested in rights and warrants, which are disclosed in the Schedule of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2026:

Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value
Equity Contracts (Rights)	Investments, at value	$1,696,474
Equity Contracts (Warrants)	Investments, at value	1,865,264
		$3,561,738

42	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2026:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	$128,738	$(15,385)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	(101,748)	–
Equity Contracts (Written Options)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	73,323	–
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	590,818	305,222
Total		$691,131	$289,837

The Fund’s average fair value of rights and warrants held for the year ended June, 30 2026 were $1,137,651 and $1,377,438, respectively. The Fund’s average fair value of written options and purchased options held for the year ended June 30, 2026 was (63,662) and 33,886, respectively.

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays RiverNorth an annual management fee of 1.30% of the Fund’s average daily Managed Assets (as defined below) for the services it provides. This management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”) and, as part of the unified management fee, the Adviser provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except the Fund pays, in addition to the unified management fee, taxes and governmental fees (if any) levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs of borrowing money including interest expenses or engaging in other types of leverage financing; dividend and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for the benefit of the Fund or directors of the Fund who are not officers, employees, partners, stockholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to stockholder meetings and proxy solicitations involving contested elections of directors, stockholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, stockholders, distributors and agents with respect thereto. The unified management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund. For the year ended June 30, 2026, the Adviser accrued fees of $5,486,671, of which $473,895 remained payable at June 30, 2026.

Annual Report | June 30, 2026	43

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. DST Systems, Inc. (“DST”) is the parent company of ALPS and DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market. ALPS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses. Effective October 1, 2022, these fees are paid by the Adviser, not the Fund, out of the unified management fee.

DST serves as the transfer agent to the Fund. Under a transfer agency agreement between the Fund and DST, DST is responsible for maintaining all shareholder records of the Fund. Effective October 1, 2022, these fees of DST are paid by the Adviser, and not the Fund, out of the unified management fee.

State Street Bank & Trust Co. serves as the Fund’s custodian. Effective October 1, 2022, the fees of State Street Bank & Trust Co. are paid by the Adviser, and not the Fund, out of the unified management fee.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. Effective January 1, 2026, each Director who is not an interested Director employed by the Adviser or Sub-Adviser receives an annual retainer for his or her services in the amount of $24,500 and an additional fee of $1,500 for attending each special meeting of the Board. In addition, the lead Independent Director receives an additional $1,333 annually, the Chair of the Audit Committee receives an additional $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $667 annually.

Prior to January 1, 2026, the Directors of each Fund who are not employed by the Adviser or Sub- Adviser received an annual retainer for his or her services in the amount of $16,500, and an additional fee of $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for attending each special meeting of the Board. In addition, the lead Independent Director received an additional $1,333 annually, the Chair of the Audit Committee received an additional $1,111 annually and the Chair of the Nominating and Corporate Governance Committee received an additional $667 annually.

44	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. The Fund has adopted ASU 2023-09 and concluded that the application of this guidance did not have any material impact on its financial statements.

6. CREDIT AGREEMENT

On November 25, 2020, the Fund entered into a $65,000,000 credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 20, 2022 (the “Pershing Credit Agreement”). Per the Pershing Credit Agreement, the Fund may borrow at an interest rate of 0.85% plus the Overnight Bank Funding Rate. The Pershing Credit Agreement does not have an expiration date. The Fund did not borrow under the Pershing Credit Agreement for the year ended June 30, 2026 and had no borrowings outstanding under the Pershing Credit Agreement as of June 30, 2026. Additionally, on February 6, 2026, the Fund terminated the Pershing Facility.

Annual Report | June 30, 2026	45

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

On March 9, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

During the Fund’s utilization period during the year ended June 30, 2026, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $7,566,138 and 5.12%, respectively. The maximum amount borrowed for the year ended June 30, 2026 was $15,000,000 and the Fund had borrowings outstanding for one hundred eighty nine days during the period. At June 30, 2026, there was $15,000,000 outstanding under the BNP Credit Agreement.

7. CUMULATIVE PERPETUAL PREFERRED STOCK

At June 30, 2026, the Fund had issued and outstanding 3,910,000 shares of Series A Preferred Stock, listed under trading symbol RIVPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 3,910,000 shares of Series A Preferred Stock on April 20, 2022. The Series A Preferred Stock is entitled to voting rights and a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Preferred Stock is generally not redeemable at the Fund’s option prior to May 15, 2027, and is subject to mandatory redemption by the Fund in certain circumstances. On or after May 15, 2027, the Fund may redeem in whole, or from time to time in part, outstanding Series A Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption.

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Fair Value
Series A	May 15, 2027	6.000%	3,910,000	$97,750,000	$86,997,500

8. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of capital stock, 33,590,000 of which are currently designated as Common Stock and 3,910,000 of which are currently designated as Series A Preferred Stock. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

46	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

During the years ended June 30, 2026, July 31, 2023 and July 31, 2022, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the respective record dates. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at 92.5% of the NAV per share on October 6, 2025, at 95% of NAV per share for the October 2, 2020 rights offering, and at 97.5% of NAV per share for the October 1, 2021 rights offering. Offering costs were charged to paid-in-capital upon the exercise of the rights.

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of common stock issued	Subscription price	Gross Proceeds	Offering costs	Net Proceeds
October 1, 2021	November 5, 2021	4,373,407	$16.81	$73,516,972	$191,237	$73,325,735
October 14, 2022	November 8, 2022	2,752,078	$11.97	$32,942,374	$208,954	$32,733,420
September 11, 2025	October 6, 2025	5,899,015	$11.95	$70,493,229	$236,069	$70,257,160

On November 11, 2020, the agreement with Jones was terminated and the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), pursuant to which the Fund was permitted to offer and sell up to 3,196,130 shares of the Fund’s common stock from time to time through ADI. On September 17, 2021, the Fund entered into a new distribution agreement with ADI, as amended, pursuant to which the Fund was permitted to offer and sell an additional 5,000,000 shares of the Fund’s common stock from time to time through ADI, for a total of 8,196,130 shares. On April 2, 2024, the Fund entered into a new distribution agreement with ADI, pursuant to which the Fund was permitted to offer and sell up to 15,000,000 shares of the Fund’s common stock from time to time through ADI. On May 20, 2025, the Fund entered into a new distribution agreement with ADI, replacing the previous arrangement, pursuant to which the Fund may offer and sell up to 15,000,000 shares of the Fund’s common stock from time to time through ADI.

There were no shares issued through the at-the-market offering during the year ended June 30, 2026.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”). Additional information concerning the Plan is included within this report.

Annual Report | June 30, 2026	47

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

9. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2026, excluding short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sale of Securities
RiverNorth Opportunities Fund	$403,107,619	$340,350,821

10. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the fiscal years ended June 30, 2026 and June 30, 2025 were as follows:

For the Fiscal Year Ended June 30, 2026
Ordinary Income (Common)	$16,695,671
Ordinary Income (Preferred)	5,131,875
Tax-Exempt Income (Common)	–
Tax-Exempt Income (Preferred)	–
Long-Term Capital Gain	15,589,151
Return of Capital	7,868,749
Total	$45,285,446

For the Fiscal Year Ended June 30, 2025
Ordinary Income (Common)	$11,908,717
Ordinary Income (Preferred)	5,131,875
Tax-Exempt Income (Common)	–
Tax-Exempt Income (Preferred)	–
Long-Term Capital Gain	4,715,681
Return of Capital	16,407,101
Total	$38,163,374

48	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2026, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the return of capital on underlying investments. The reclassifications were as follows:

Paid-in capital	Total distributable earnings/(accumulated deficit)
$33,826	$(33,826)

At June 30, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Unrealized Appreciation	$23,538,502
Dividends Payable	(739,625)
Other Cumulative Effect of Timing Differences(a)	(3,425,187)
Total	$19,373,690

(a)	For the year ending June 30, 2026, other cumulative effects of timing differences include a late year ordinary loss deferral of $(3,425,183) and straddle loss deferrals of $(4). For tax purposes, the late year ordinary loss is treated as occurring on the first business day of the following tax year.

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2026, was as follows:

Cost of investments for income tax purposes	$417,274,786
Gross appreciation on investments (excess of value over tax cost)(a)	34,441,238
Gross depreciation on investments (excess of tax cost over value)(a)	(10,902,792)
Net appreciation of foreign currency and derivatives	56
Net unrealized appreciation on investments	$23,538,502

(a)	Includes appreciation/(depreciation) on securities sold short

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies, and the tax treatment of certain other investments.

11. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual Report | June 30, 2026	49

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2026

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2026, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2026	July 15, 2026	July 31, 2026	$0.1306
August 14, 2026	August 14, 2026	August 31, 2026	$0.1306

On July 16, 2026, the Board declared preferred stock dividends in the amount of 0.375, respectively, payable on August 14, 2026 to preferred shareholders of record on August 3, 2026 with an ex date of August 3, 2026.

On August 16, 2026, the Fund entered into a new distribution agreement with ADI, replacing the distribution agreement dated May 20, 2025, pursuant to which the Fund may offer and sell up to 15,000,000 shares of the Fund’s common stock from time to time through ADI under the Fund’s new shelf registration statement on Form N-2, which was declared effective by the SEC on June 16, 2026. There were no shares issued under the new agreement through the date the financial statements were issued.

On August 12, 2026, the Board authorized a transferable rights offering to the Fund’s common stockholders of record as of August 31, 2026. In the offering, stockholders will receive one transferable subscription right for each share of common stock held on the record date. For every three rights held, a holder may purchase one new share of common stock of the Fund. The subscription price per share will be determined based upon a formula equal to 90% of the reported net asset value or 95% of the market price per share, whichever is higher, on the expiration date of September 23, 2026 (unless extended by the Board). Record date stockholders who fully exercise all rights initially issued to them will be entitled to subscribe for shares not purchased by other stockholders pursuant to an over-subscription privilege. The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

50	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of June 30, 2026, the related statement of operations, the statements of changes in net assets attributable to common shareholders, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations, the changes in net assets attributable to common shareholders, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
RiverNorth Opportunities Fund, Inc.	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the years ended June 30, 2026, 2025, the period August 1, 2023 through June 30, 2024, and for the years ended July 31, 2023, 2022, and 2021

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Annual Report | June 30, 2026	51

RiverNorth Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2026

52	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Dividend Reinvestment Plan	June 30, 2026 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends and distributions declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

Annual Report | June 30, 2026	53

RiverNorth Opportunities Fund, Inc.

Dividend Reinvestment Plan	June 30, 2026 (Unaudited)

Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Shares, no certificates for a fractional share will need to be issued. However, distributions on fractional shares will be credited to participant accounts. In the event of the termination of a participant’s account under the Plan the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

54	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for the fiscal year ended as of June 30, 2025 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the expense example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of June 30, 2026. Actual expenses may be greater or less than those shown below. The purpose of the table and the example below is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–%*
Offering Expenses Borne by Common Shareholders of the Fund	–%*
Dividend Reinvestment Plan Fees(1)	–*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to Common Shares)	–%*

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 25.45% of the Fund’s Managed Assets)
Management Fee(2)	1.72%
Leverage Costs(3)	0.10%
Dividend and Interest Expense on Short Sales	0.05%
Dividends on Preferred Shares(4)	1.84%
Other Expenses	0.04%
Acquired Fund Fees and Expenses(5)	1.83%
Total Annual Expenses	5.58%

Annual Report | June 30, 2026	55

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Example(6)

The example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 5.58% of its net assets in years 1 through 10 and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$56	$166	$275	$542

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.
(1)	There will be no brokerage charges with respect to Common shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2)	The management fee paid by the Fund to RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) is essentially an all-in fee structure (the “unified management fee”), including the fee paid to the Adviser for advisory, supervisory, administrative, shareholder servicing and other services. However, the Fund (and not the Adviser) will be responsible for certain additional fees and expenses, which are reflected in the table above, that are not covered by the unified management fee. The unified management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage created by its borrowings. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.30% of the Fund’s Managed Assets represents 1.72% of net assets attributable to Common Shares assuming the use of leverage in an amount of 25.45% of the Fund’s Managed Assets.
(3)	“Leverage costs” are estimated to reflect actual leverage outstanding as of June 30, 2026 and estimated interest and associated costs. Actual leverage costs incurred in the future may be higher or lower as the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(4)	As of June 30, 2026, the Fund has issued 3,910,000 shares of 6.00% Series A Preferred Stock with a liquidation preference of $97,750,000.
(5)	The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent stockholder report. Some of the Underlying Funds in which the Fund intends to invest charge incentive fees based on the Underlying Funds’ performance. The 1.83% shown as Acquired Fund Fees and Expenses reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund invests generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired Fund Fees and Expenses,” as applicable. The Acquired Fund Fees and Expenses disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Future Underlying Funds’ fees and expenses may be substantially higher or lower because certain fees may be based on the performance of the Underlying Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

56	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

(6)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 25.45% of Managed Assets, assuming interest and fees on leverage of 5.12%, including the interest and unused borrowing fee paid on the line of credit under the BNP Credit Agreement (defined below), as well as the Fund’s continued use of Preferred Shares. The cost of leverage is expressed as a blended interest/dividend rate, representing the weighted average cost of the Fund’s leverage, including borrowings under the BNP Credit Agreement and dividends on the Fund’s Preferred Shares. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is total return consisting of capital appreciation and current income.

Principal Investment Strategies

There have been no material changes to the Fund’s principal investment strategies since the prior disclosure date.

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, exchange traded funds (“ETFs”), business development companies (“BDCs” and collectively, “Underlying Funds”) and special purpose acquisition companies (“SPACs”). BDCs are a type of closed-end fund that invests in small companies in the initial stages of their development and are similar to venture capital funds. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. In addition, the Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds or SPACs.

Annual Report | June 30, 2026	57

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Underlying Funds and SPACs. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The Underlying Funds and SPACs in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates. The Fund directly, and therefore Common Stockholders indirectly, will bear the expenses of the Underlying Funds and SPACs.

The 80% Policy may be changed by the Board without the vote of a majority (as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding preferred shares, if any, voting as a single class) of the Fund’s outstanding Shares upon at least 60 days’ prior written notice to shareholders.

Under normal market conditions: (i) no more than 80% of the Fund’s Managed Assets will be invested in “equity” Underlying Funds and SPACs; (ii) no more than 60% of the Fund’s Managed Assets will be invested in “fixed income” Underlying Funds and SPACs; (iii) no more than 30% of the Fund’s Managed Assets will be invested in “global equity” Underlying Funds and SPACs; (iv) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market equity” Underlying Funds; (v) no more than 30% of the Fund’s Managed Assets will be invested in “high yield” (also known as “junk bond”) and “senior loan” Underlying Funds and SPACs; (vi) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market income” Underlying Funds and SPACs; (vii) no more than 10% of the Fund’s Managed Assets will be invested in “real estate” Underlying Funds and SPACs; and (viii) no more than 15% of the Fund’s Managed Assets will be invested in “energy master limited partnership” (“MLP”) Underlying Funds and SPACs. Underlying Funds and SPACs included in the 30% limitation applicable to investments in “global equity” Underlying Funds and SPACs may include Underlying Funds and SPACs that invest a portion of their assets in emerging markets securities. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets. The Fund will not invest in inverse ETFs and leveraged ETFs. The types of Underlying Funds and SPACs referenced in this paragraph will be categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this report) apply only at the time of purchase. The Underlying Funds and SPACs in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates.

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds. The Fund benefits if it purchases a closed-end fund at a discount and the discount narrows. In addition, the Fund may purchase closed-end funds at a premium if the Adviser believes the premium will increase. The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds. The Adviser employs the following trading strategies, among others:

58	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Statistical Analysis (Mean Reversion)

●	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and / or relative discounts (i.e., trading at a market price lower than its net asset value).
●	The Fund will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations (i.e., the current discount will approach the price of the longer-term valuation).

Corporate Actions

●	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.
●	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings (i.e., conversion of a closed-end fund to an open-end mutual fund) and liquidations (the disposition of a Fund’s assets).

The Fund will invest in other Underlying Funds and SPACs (that are not closed-end funds) to gain exposure to specific asset classes when the Adviser believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.

An index-based ETF is an investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. The Adviser selects ETFs based on their ability to offer specific sector and style exposure in a cost and tax efficient manner. The Fund purchases ETF shares on the secondary market. Unlike a fund that allocates its assets among mutual funds based on the perceived ability of the advisers to those mutual funds, the Adviser actively manages the Fund’s portfolio among the Underlying Funds and SPACs based on the Adviser’s research and analysis of the market and the investment merit of the Underlying Funds and SPACs themselves. In evaluating the investment merit of Underlying Funds and SPACs, the Adviser analyzes the asset class, the portfolio manager(s) and the adviser, past performance, recent portfolio holdings and concentration risks.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and SPACs, however, may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value. The Fund may also at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets will be in Hedging Positions. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is a closed-end fund or Underlying Fund, respectively. The Adviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

Annual Report | June 30, 2026	59

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential for each SPAC investment. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC, and the expected liquidity of the SPAC’s securities. The Fund will purchase securities of SPACs in their initial public offerings and in the secondary market.

In selecting SPAC investments, the Adviser will also utilize trading strategies and programs to seek to derive value from buying and selling SPAC securities, including units, common shares and warrants. Under normal market conditions, the Fund intends to purchase SPAC securities in an initial public offering and opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

The Fund also may invest up to 20% of its Managed Assets in exchange-traded notes (“ETNs”), certain derivatives, such as options and swaps, cash and cash equivalents. Such investments will not be counted towards the Fund’s 80% policy.

The Fund may invest directly in debt securities issued by certain credit-oriented unlisted funds and BDCs (“Private Debt”) identified by the Adviser in its due diligence process. The Adviser believes that investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms and similar risk profiles to similar publicly traded debt investments available. Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publicly traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

60	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

In selecting appropriate Private Debt investments for the Fund, the Adviser completes a fundamental and technical analysis of the issuer, with a focus on reducing downside risk. As part of this analysis, the Adviser evaluates the manager’s experience and ability based on historical track record regarding credit performance of previously originated loans and meetings with the management team. In addition, the Adviser reviews the issuer’s investment portfolio, including the issuer’s asset diversification across type and sector, before further evaluating the issuer’s financials to review its capital structure, particularly details of any existing leverage and the maximum leverage permitted on any senior debt of the issuer. Once comfort is reached regarding the issuer’s investment portfolio, manager, and capital structure, the Adviser then evaluates details of the terms of the Private Debt opportunity, beginning with a review to ensure appropriate covenants are contained within to limit the Fund’s downside risk across a range of scenarios (which typically will include a minimum level of subordination requirement.) Following, the Adviser will review and weigh pricing levels on the Private Debt compared to other opportunities in the market to assess relative value and arrive at an investment decision. Opportunities for the Fund to make investments in Private Debt may be limited, especially those which fit the Adviser’s investment criteria.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value (“NAV”) or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

The Fund generally seeks to hold securities for the long term, but may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price. For instance, the Adviser may sell shares of a closed-end fund when it is no longer selling at a discount. This may result in a high rate of portfolio turnover.

The Fund’s investment objective is non-fundamental and may be changed by the Board without Common Stockholder approval. Common Stockholders will, however, receive at least 60 days prior notice of any change in this investment objective. The Fund may also change the 80% policy noted above without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Use of Leverage

This section has been updated since the prior disclosure date to reflect certain non-material updates and the termination of the Pershing Facility.

Annual Report | June 30, 2026	61

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may utilize leverage to purchase portfolio securities and for portfolio or cash management purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities. The Fund currently anticipates that if employed, leverage will primarily be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds and SPACs that the Fund invests in may also use leverage. The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”).

On November 25, 2020, the Fund entered into a $65,000,000 credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 20, 2022 (the “Pershing Credit Agreement”). The Fund did not borrow under the Pershing Credit Agreement for the year ended June 30, 2026 and had no borrowings outstanding under the Pershing Agreement as of June 30, 2026. Additionally, on February 6, 2026, the Fund terminated the Pershing Credit Agreement.

On March 9, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

During the Fund’s utilization period during the year ended June 30, 2026, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $7,566,138 and 5.12%, respectively. The maximum amount borrowed for the period was $15,000,000 and the Fund had borrowings outstanding for one hundred eighty nine days during the period. At June 30, 2026, there was $15,000,000 outstanding under the BNP Credit Agreement.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred shares). The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 derivative risk management program that complies with Rule 18f-4.

However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Stockholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

62	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since common shareholders pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any Preferred Shares of at least 200% of such liquidation value of the Preferred Shares. Normally, common shareholders will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

Effects of Leverage

This section has been revised since the prior disclosure date to reflect certain non-material disclosure updates.

Assuming the utilization of leverage through borrowings under the BNP Credit Agreement and the issuance of Preferred Shares by the Fund in the aggregate amount of approximately 25.45% of the Fund’s Managed Assets as of June 30, 2026, at a weighted average interest rate or payment rate of 5.88% payable on such leverage, the annual return that the Fund’s portfolio (net of expenses) in order to cover its leverage costs would be 1.50%. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

Annual Report | June 30, 2026	63

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of Preferred Shares as of June 30, 2026 as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 25.45% of the Fund’s Managed Assets and estimated leverage costs of 5.88%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-15.42%	-8.72%	-2.01%	4.70%	11.41%

Total return is composed of two elements-the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “RIV.” The Fund’s Common Shares commenced trading on the NYSE in December 2015.

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table shows, for each fiscal quarter since the quarter ended June 30, 2024: (i) high and low NAVs per share of common stock, (ii) the high and low sale prices per share of common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per shares of common stock. The Fund’s NAV per Common Share is determined on a daily basis.

64	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Quarter Ended		Market Price(1)		NAV(2)		Market Premium (Discount) to NAV(3)
		High	Low	Market High	Market Low	Market High	Market Low
2026	June 30	$11.85	$11.28	$12.25	$11.89	-3.27%	-5.13%
	March 31	$12.11	$11.01	$12.66	$11.68	-4.34%	-5.74%
2025	December 31	$11.98	$11.14	$12.99	$12.37	-7.78%	-9.92%
	September 30	$12.50	$11.93	$12.67	$12.84	-1.34%	-7.09%
	June 30	$12.26	$10.42	$12.51	$11.38	-2.00%	-8.44%
	March 31	$12.49	$11.64	$12.69	$12.15	-1.58%	-4.20%
2024	December 31	$12.95	$11.48	$12.77	$12.22	1.41%	-6.06%
	September 30	$12.92	$11.81	$12.78	$12.32	1.10%	-4.14%
	June 30(4)	$12.32	$11.94	$12.66	$12.34	-2.69%	-3.24%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.
(4)	For the fiscal quarter from May 1, 2024 to June 30, 2024 due to the change in the fiscal year end effective May 15, 2024.

The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of June 30, 2026 were $11.66, $12.06 and -3.32%, respectively. As of that same date, the Fund had 27,371,263 common shares outstanding and net assets of the Fund were $330,202,948.

Senior Securities Representing Indebtedness

The following table sets forth certain information regarding the Fund’s senior securities as of the end of the Fund’s prior fiscal years since the Fund’s inception and for the year ended June 30, 2026. Audited information regarding the Fund’s senior securities is incorporated by reference from the Fund’s Form N-CSR. The Fund’s senior securities during this time period are comprised of outstanding indebtedness and Series A Preferred Stock, which each constitute a “senior security” as defined in the 1940 Act.

Annual Report | June 30, 2026	65

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Period/Fiscal Year Ended	Senior Securities	Average Amount Outstanding		Asset Coverage Per $1,000(2)		Involuntary Liquidating Preference per Unit	Average Market Value Per Unit(3)
June 30, 2026	Series A
	Preferred Stock	$97,750,000		$109	(2)	$25.00	$23.02
	Credit Facility	$15,000,000		$23,018	(5)	$–	$–
June 30, 2025	Series A
	Preferred Stock	$97,750,000		$94	(2)	$25.00	$23.45
June 30, 2024(1)	Series A
	Preferred Stock	$97,750,000		$95	(2)	$25.00	$23.04
July 31, 2023	Series A
	Preferred Stock	$97,750,000		$93	(2)	$25.00	$23.40
July 31, 2022	Series A
	Preferred Stock	$97,750,000		$89	(2)	$25.00	$24.41
July 31, 2021	None	$–		$–		$–	$–
July 31, 2020	Credit Facility	$7,500,000	(4)	$19,556	(5)	$–	$–
July 31, 2019	None	$–		$–		$–	$–
July 31, 2018(6)	None	$–		$–		$–	$–
October 31, 2017	None	$–		$–		$–	$–
October 31, 2016(7)	None	$–		$–		$–	$–

(1)	On May 15, 2024, the Board approved changing the fiscal year-end of the Fund from July 31 to June 30.
(2)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund’s total assets, less all liabilities and indebtedness not represented by the Fund’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).
(3)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.
(4)	Average amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
(5)	The asset coverage ratio for the credit facility is calculated by subtracting the Fund’s total liabilities (excluding the principal amount of loan payable) from the Fund’s total assets and dividing by the principal amount of the loan payable and then multiplying by $1,000.
(6)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.
(7)	For the period December 24, 2015, commencement of operations, to October 31, 2016.

Risks

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the common shares of the Fund should not be considered a complete investment program.

66	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates, and a new risk factor regarding artificial intelligence, cybersecurity, liquidity and shareholder activism has been added.

Structural Risks:

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation and current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Stockholders will be diluted to the extent that current Common Stockholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Stockholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Annual Report | June 30, 2026	67

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Additional Risks of Rights

There are additional risks associated with an offering of subscription rights to purchase Common Shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s Common Shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s Common Shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s Common Shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the Common Share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per Common Share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per Common Share is above or below the subscription price on the expiration date of the rights offering. In addition to the economic dilution described above, if a Common Stockholder does not exercise all of their rights, the Common Stockholders will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Stockholders will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying Common Shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Stockholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

Leverage Risks

The Fund may borrow money, or issue debt or preferred stock. Since the holders of Common Shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

If the Fund utilizes leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.

68	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including:

●	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
●	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or preferred shares that the Fund must pay will reduce the return to the Common Stockholders;
●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;
●	when the Fund uses financial leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other; and
●	leverage may increase operating costs, which may reduce total return.

Leverage risk would also apply to the Fund’s investments in Underlying Funds and SPACs to the extent an Underlying Fund or SPAC uses leverage.

Liquidity Risks

Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option. The NAV of the Shares may be volatile. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

Market Discount

The stock of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the NAV. The returns earned by Common Stockholders who sell their Common Shares below NAV will be reduced. The Fund’s Common Shares are currently sold at a premium to NAV. This risk would also apply to the Fund’s investments in closed-end funds.

Annual Report | June 30, 2026	69

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. This risk would also apply to many of the Fund’s investments in closed-end funds.

Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds and SPACs. That said, each risk described below may not apply to each Underlying Fund or SPAC investment. Similarly, an Underlying Fund may be subject to additional or different risks than those described below.

Underlying Fund Risks

The Fund will incur the fees and expenses of its investments in Underlying Funds, which may be greater than if the Fund invested in the securities held by the Underlying Funds directly. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

As the Fund will invest at least 80% of its Managed Assets in Underlying Funds, the Fund’s performance will depend to a greater extent on the overall performance of closed-end funds, ETFs, BDCs and SPACs generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this report. Common Stockholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). An Underlying Fund with positive performance may indirectly receive a performance fee from the Fund, even when the Fund’s overall returns are negative. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

70	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

The Fund may invest in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track or benchmark due to transactions costs and other expenses of the ETFs. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Furthermore, in times of market stress, adverse developments for underlying portfolio holdings, market makers or authorized participants may in turn decrease the ETF’s liquidity and/or significantly increase the difference between the trading price and NAV of the ETF, and such developments could also prevent an active trading market for ETF shares to halt or contract significantly. There can be no guarantee that these will produce the desired results.

The shares of closed-end funds frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. Underlying Funds may not be able to match or outperform their benchmarks.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the investment company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4 under the 1940 Act. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

Annual Report | June 30, 2026	71

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Fixed Income Risks

The Underlying Funds may invest in fixed income securities. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Underlying Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Underlying Funds may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher-grade securities.

High Yield Securities Risk. The Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

U.S. Government Securities Risk. The Underlying Funds may invest in U.S. Government securities. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by an Underlying Fund does not imply that the Underlying Fund’s shares are guaranteed or that the price of the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s NAV could fall.

Interest Rate Risk

An Underlying Fund’s NAV and total return will vary in response to changes in interest rates. If rates increase, the value of an Underlying Fund’s investments generally will decline, as will the Underlying Fund’s NAV. In typical interest rate environments, the prices of longer-term fixed income securities generally fluctuate more than the prices of shorter-term fixed income securities as interest rates change.

72	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Interest rates in the United States and many other countries have experienced significant volatility in recent periods and may continue to fluctuate. Changes in monetary policy, inflationary pressures, fiscal policy and other macroeconomic factors may cause interest rates to rise or fall of the Fund’s investment horizon, potentially rapidly and unpredictably. To the extent the Fund borrows money to finance its investments, the Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase, and in periods of falling interest rates, the Fund’s investment income could decrease. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s financial condition and results.

In addition, a decline in the prices of the debt an Underlying Fund owns could adversely affect the Underlying Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Underlying Fund invests to service debt, which could materially impact the Underlying Fund.

Equity Securities Risks

While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by an Underlying Fund. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. The value of a particular equity security may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund. Common stocks are subordinate to preferred stocks and debt in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of preferred stocks take precedence over the claims of those who own Common Shares. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Asset Allocation Risks

To the extent that the Adviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer. Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Annual Report | June 30, 2026	73

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Special Purpose Acquisition Companies Risks

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Certain private investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

Convertible Securities Risks

The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Convertible securities tend to be of lower credit quality.

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. This risk has been added since the prior disclosure date.

Cybersecurity Risk

A cybersecurity breach may disrupt the business operations of the Fund or its service providers. Cybersecurity breaches can result from both intentional and unintentional events, and a breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Such events could result in regulatory penalties, reputational damage, additional compliance costs, and/or financial loss to the Fund. This risk has been added since the prior disclosure date.

74	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser. During these periods or during periods when an Underlying Fund invests defensively, the Fund may not be pursuing its investment objective.

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives transactions. Derivatives transactions involve investment techniques and risks different from those associated with the Fund’s other investments in Underlying Funds. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Defaulted and Distressed Securities Risks

The Underlying Funds may invest directly in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed companies. Defaulted or distressed companies may be insolvent or in bankruptcy. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed company’s capital structure and purchases another. With distressed investing, often there is a time lag between when an Underlying Fund makes an investment and when the Underlying Fund realizes the value of the investment. In addition, an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Underlying Fund’s claims.

Annual Report | June 30, 2026	75

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt issued by an underwriting bank. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption.

There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), since ETNs are meant to be held until maturity. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investing Risks

The Fund and the Underlying Funds may invest in foreign securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; social, political and economic instability; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s or Underlying Fund’s securities. Political and economic sanctions, trade disputes or military conflicts may further increase risks in certain regions and affect the liquidity or value of foreign securities. These risks may be heightened in connection with investments in emerging or developing countries. To the extent that a Fund or Underlying Fund invests in depositary receipts, the Fund or Underlying Fund will be subject to many of the same risks as when investing directly in foreign securities. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.

76	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Illiquid Securities Risks

The Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value.

Initial Public Offerings Risks

The Fund and the Underlying Funds may purchase securities in IPOs. Because securities sold in an IPO frequently are volatile in price, the Fund or an Underlying Fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. By selling shares, a fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because the shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds. There is a significant risk that the shares of closed-end funds purchased in an IPO will trade at a price below their IPO price.

Legislation, Policy and Regulatory Risks

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund or an Underlying Fund invests. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Underlying Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund and the Underlying Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self regulatory organizations.

Management Risks

The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Adviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the Adviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

Annual Report | June 30, 2026	77

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Market Events Risks. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, financial institution instability, trade disruption, recessions or other events or adverse investor sentiment or other political, regulatory, and market developments (including the threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation) that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Additionally, various countries have seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s performance.

78	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Master Limited Partnerships Risks

The Underlying Funds may invest in MLPs. Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, an Underlying Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Annual Report | June 30, 2026	79

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

MLP common units represent a limited partnership interest in the MLP. MLP common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. An Underlying Fund may purchase MLP common units in market transactions. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to elect directors. In the event of liquidation, MLP common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when an Underlying Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund or an Underlying Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success an Underlying Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which an Underlying Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.

Certain MLPs in which an Underlying Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which an Underlying Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as an Underlying Fund.

The benefit an Underlying Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by an Underlying Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to an Underlying Fund, likely causing a reduction in the value of the Common Shares. Additionally, if the Fund retains an investment in an MLP until the Fund’s basis in the MLP interest is reduced to zero, subsequent distributions from the MLP will be taxable at ordinary income rates.

80	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Micro-, Small- and Medium-Sized Company Risks

The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of micro-, small-and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Options and Futures Risks

The Fund and the Underlying Funds may invest in options and futures contracts. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Annual Report | June 30, 2026	81

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Private Debt Risk

The Fund may invest in debt issued by non-listed funds and BDCs (“Private Debt”). Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publicly traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Real Estate Investment Trust (“REIT”) Risks

The Underlying Funds may invest in equity and mortgage REITs. Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code, and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. By investing in REITs directly or indirectly through the Underlying Funds, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

Securities Lending Risks

The Underlying Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an Underlying Fund’s loans are concentrated with a single or limited number of borrowers. In addition, an Underlying Fund bears the risk of loss in connection with the investments of the cash collateral it receives from the borrower. To the extent that the value or return of an Underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Underlying Fund may incur losses that exceed the amount it earned in lending the security.

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

82	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Senior Loan Risks

The Underlying Funds may invest in senior secured floating rate and fixed-rate loans (“Senior Loans”). There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that an Underlying Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares.

The Underlying Funds may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. An Underlying Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Underlying Fund’s adviser’s to be of comparable quality. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that an Underlying Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

Stockholder Activism

The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business, and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interests of the Fund. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism. This risk has been added since the prior disclosure date.

Annual Report | June 30, 2026	83

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Short Sale Risks

The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, a fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

84	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

SOFR Risk

The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repodata collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Structured Notes Risks

The Underlying Funds may invest in structured notes. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that an Underlying Fund invests in structured notes, the Underlying Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If an Underlying Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, a fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, an Underlying Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Annual Report | June 30, 2026	85

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Swap Risks

The Fund and the Underlying Funds may enter into interest rate, index, total return and currency swap agreements. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund or Underlying Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund or an Underlying Fund enters into a total return swap on equity securities, the Fund or the Underlying Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund or the Underlying Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund or the Underlying Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivatives transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the fund or that the fund’s use of swaps will be advantageous.

Warrant Risks

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

86	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2026 (Unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Unresolved Staff Comments

The Fund believes that there are no material unresolved written comments, received 180 days or more before June 30, 2026, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.

Annual Report | June 30, 2026	87

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2026 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2027. Has served since 2015.	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter P.A.) (a general practice and corporate law firm) (2015 to present).	10	Carillon Mutual Funds (15 funds) (2016 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2027. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit)(2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	10	N/A
David M. Swanson (1957)	Director	Current term expires in 2026. Has served since 2015.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	10	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

[1]	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

88	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2026 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2026. Has served as Director since 2015, and as Chairman and President since 2022.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	10	N/A
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2028. Has served since 2015.	Partner, Compoundr LLC (since 2025); President, Arbor Lane Advisors, Inc. (2018 to present); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022).	10	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2015.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A

Annual Report | June 30, 2026	89

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2026 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2015.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	The Fund Complex consists of the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Director as defined in the 1940 Act, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

90	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Additional Information	June 30, 2026 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 569-4750 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 569-4750.

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	0.67%	0.94%

In early 2026, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2025 via Form 1099. The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $15,589,151 as long term capital gain dividends.

Annual Report | June 30, 2026	91

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Opportunities Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The RiverNorth Opportunities Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Lisa B. Mougin as the Registrant’s “audit committee financial expert.” Ms. Mougin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended June 30, 2026 and fiscal period ended June 30, 2025, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $27,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2026 and June 30, 2025, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,042 and $3,215, respectively. These fees are comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2026 and June 30, 2025, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $22,525 and $15,400, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2026 and June 30, 2025, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2026 and June 30, 2025 were $0 and $0, respectively. For the fiscal years ended June 30, 2026 and June 30, 2025, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

John K. Carter

Lisa B. Mougin, Chair

David M. Swanson

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

The Adviser

Patrick W. Galley, CFA has served as a co-portfolio manager of the Fund since its inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Fund since its inception. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2) As of June 30, 2026, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2026
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	15 $3.2B	0 $0	0 $0	5 $1.11B	0 $0	10 $104.12M
Stephen A. O’Neill	13 $3.19B	0 $0	0 $0	5 $1.11B	0 $0	10 $104.12M

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

As of June 30, 2026, Messrs. Galley’s and O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Messrs. Galley and O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The underlying funds in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates.

(a)(4)	Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $100,000
Stephen A. O’Neill	$50,001 - $100,000

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	Consent of Cohen is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Opportunities Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 4, 2026

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 4, 2026